Federated Hermes Floating Rate Strategic Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER FRSAX)
CLASS C SHARES (TICKER FRICX)
INSTITUTIONAL SHARES (TICKER FFRSX)
CLASS R6 SHARES (TICKER FFRLX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 31, 2021
Effective immediately, the maximum investment amount allowed for the Class C Shares of Federated Hermes Floating Rate Strategic Income Fund (the “Fund”) is changed from $250,000 to $100,000.
Accordingly, please note these revisions.
1. In the “Fund Summary Information” section under “Purchase and Sale of Fund Shares,” the current disclosure is deleted and replaced in its entirety with the following:
“C Class
Purchases are limited to less than $100,000. Orders of $100,000 or more will be invested in the A class of the Fund. Certain types of accounts are eligible for lower minimum investments.”
2. In the “What Do Shares Cost?” section under “Sales Charge Information,” the second paragraph under Footnote 1 is deleted and replace in its entirety with the following:
“To maximize your return and minimize the sales charges and marketing fees, purchases of the C class are generally limited to less than $100,000. Purchases equal to or in excess of these limits may be made in the A class. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on C Class” below.”
3. In the “What Do Shares Cost?” section under “Purchase Restrictions on C Class,” the first sentence is deleted and replaced in its entirety with the following:
“In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of C class are generally limited to less than $100,000 (except for employer-sponsored retirement plans held in omnibus accounts).”
July 1, 2021

Federated Hermes Floating Rate Securities Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455475 (7/21)
© 2021Federated Hermes, Inc.